Stock-Based Compensation	6 Months Ended
Jun. 30, 2023
Stock-Based Compensation [Abstract]
Stock-Based Compensation

Note 9 — Stock-Based Compensation

2020 Share Incentive Plan

In June 2020, in connection with the Business Combination, the Company’s board approved the 2020 Share Incentive Plan (the “2020 Plan”) and reserved 4,632,449 ordinary shares for issuance thereunder. The Company’s employees, non-employee directors and consultants are eligible to receive options, restricted shares, restricted share units, dividend equivalents, deferred shares, share payments or share appreciation rights, which may be awarded or granted under the Plan (collectively, “Awards”). As of June 30, 2023 and December 31, 2022, a total of 3,936,504 shares each had been granted under the 2020 Plan and a total of 695,945 shares each remained available for future awards.

On March 3, 2022, 2,450,000 deferred shares were granted to certain non-employee consultants for their services for the years of 2022 and 2023. All of the deferred shares granted are fully vested on the grant date. The Company estimated the fair value of shares at the closing price of $0.75 on the grant date in an aggregate of $1,837,500. The stock-based compensation expenses are recognized over the requisite service period.

The following table provides the details of the total share-based payments under 2020 Plan during the six months ended June 30, 2023 and 2022.

	For the Six Months Ended June 30,
	2023	2022

Communication and technology	$112,500	$112,500
Marketing	103,125	103,125
Professional fees	121,875	121,875
General and administrative	121,875	121,875

Total	$459,375	$459,375

As of June 30, 2023 and December 31, 2022, approximately $0.5 million and $1 million of total unrecognized compensation expense related to future services was expected to be recognized over a period of approximately six months and one year, respectively.